UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

ISONICS CORPORATION
(Exact name of registrant as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403
Address of principal executive offices

303-279-7900
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On October 30, 2006, we held our annual meeting of shareholders in Denver, Colorado.  Three proposals were submitted to the shareholders for approval as set forth in Isonics Corporation’s proxy statement dated September 29, 2006:

1.                                       The election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.                                       An amendment to our Articles of Incorporation to increase our authorized common stock to 175,000,000 shares.

3.                                       The approval of a financing transaction completed in May and June 2006 with Cornell Capital Partners, L.P. (“Cornell”) and the resulting potential issuance of shares exceeding 19.99% of the number of shares then outstanding, which issuance will be accomplished pursuant to a financing transaction with Cornell, which approval is being sought in accordance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii).

There was no solicitation contrary to Isonics’ proxy statement.

38,480,817 shares were present at the meeting and constituted a quorum.

The names of the directors elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified, and the number of votes cast for and against were as follows.  Our common stock voted as a single class in the election of directors.

Name of Director	Shares FOR	Shares WITHHELD
James E. Alexander	37,526,596	954,221
Boris Rubizhevsky	37,662,415	818,402
Lindsay A. Gardner	37,705,217	775,600
Richard H. Hagman	37,706,787	774,030
C. Stewart Verdery, Jr.	37,705,142	775,675
Richard L. Parker	37,713,937	766,880
Russell W. Weiss	37,706,667	774,150

Abstentions and broker non-votes were not counted for the purposes of determining the outcome of the vote on the election of directors.  They are included within the total of “shares withheld,” above.

Although more votes voted to approve an amendment to our Articles of Incorporation to increase our authorized common stock to 175,000,000 than to disapprove the amendment, an insufficient number of votes were cast to meet the requirements under California law.  5,919,799 shares voting voted for such approval and 1,387,160 shares voting against such approval.  31,093,858 shares were withheld.  Under the terms of the Cornell financing transaction, we are now required to call and hold a special shareholders meeting for the sole purpose of increasing our authorized capitalization.  Accordingly, we are planning to call a special meeting of the shareholders in January 2007 to reconsider a proposal for an increase in our authorized capitalization and hope to obtain the required approval at that time.

The shareholders approved a financing transaction completed in May and June 2006 with Cornell and the resulting potential issuance of shares exceeding 19.99% of the number of shares then outstanding, which issuance will be accomplished pursuant to a financing transaction with Cornell, which approval is being sought in accordance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii), as described in the proxy statement.  6,257,963 shares voting voted for such approval and 1,024,436 shares voting against such approval.  31,093,858 shares were withheld.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 31st day of October 2006.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer